SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2016

J.B. HUNT TRANSPORT SERVICES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas	0-11757	71-0335111
(State or other Jurisdiction of	Commission File Number	(IRS Employer
Incorporation or Organization		Identification No.)

615 J.B. Hunt Corporate Drive
Lowell, Arkansas	72745	(479) 820-0000
(Address of Principal Executive Offices)	(Zip Code)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Our Annual Meeting of Stockholders was held on April 21, 2016. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. The following three matters were included in our proxy dated March 10, 2016 and were voted upon at the annual meeting. Final vote tabulations are indicated below:

1.     To elect Directors for a term of one (1) year:

	For	Against	Abstain	Non Votes

Douglas G. Duncan	95,734,244	801,741	54,261	8,288,355
Francesca M. Edwardson	95,333,702	1,163,321	93,223	8,288,355
Wayne Garrison	93,017,051	3,391,923	181,272	8,288,355
Sharilyn S. Gasaway	95,558,384	979,398	52,464	8,288,355
Gary C. George	93,510,996	3,023,628	55,622	8,288,355
Bryan Hunt	87,754,150	8,514,774	321,322	8,288,355
Coleman H. Peterson	94,813,427	1,684,075	92,744	8,288,355
John N. Roberts, III	95,088,697	1,303,218	198,331	8,288,355
James L. Robo	95,051,008	1,475,178	64,060	8,288,355
Kirk Thompson	92,854,170	3,548,378	187,698	8,288,355

2.     To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2016 calendar year:

For	104,127,913
Against	520,611
Abstain	230,077
Non Votes	-

3.     To consider and approve a stockholder proposal to amend the Company’s equal employment opportunity policy to explicitly prohibit discrimination based on sexual orientation, gender identity or gender expression and to take substantial action to implement the policy:

For	50,751,937
Against	42,021,922
Abstain	3,816,387
Non Votes	8,288,355

Current Company policy protects employees against discriminatory practices that are prohibited by existing federal law and, additionally, provides protections beyond the basic legal requirements to extend equal opportunity in employment, promotion, training, compensation, termination and disciplinary action. The policy expressly dictates that the Company will not tolerate any harassment, sexual or otherwise, by not only the Company’s employees, but also vendors, clients and customers. Indeed, the Company’s policy discourages any behavior whatsoever that can be construed to be in poor taste and/or offensive. J.B. Hunt will not tolerate discrimination in employment and we are committed to equal opportunity in all aspects of employment, including hiring, promotion, training, compensation, termination, and disciplinary action.

Therefore, in response to the results of the stockholder vote on Proposal 3 included in the Company's 2016 proxy statement, the Company will immediately appoint a task force to study, compile and identify the practical effects of amending its equal employment opportunity policy. The study is to include physical plant implications, compliance with state and local laws, overall company compliance and reporting procedures and employee education and training in the over 500 locations in which it operates; some of which are customer locations. The Company will present its findings and recommendations to the Board of Directors at its next regularly scheduled meeting on July 21, 2016 for approval and implementation.

No additional business or other matters came before the meeting or any adjournment thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the 25th day of April 2016.

J.B. HUNT TRANSPORT SERVICES, INC.

BY:	/s/ John N. Roberts, III
John N. Roberts, III
President and Chief Executive Officer
(Principal Executive Officer)

BY:	/s/ David G. Mee
David G. Mee
Executive Vice President, Finance and
Administration and Chief Financial Officer
(Principal Financial Officer)